Exhibit 10.19

SEGUNDO CONVENIO MODIFICATORIO A CONTRATO DE ARRENDAMIENTO que celebran por una parte, INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., representada en este ado par el SR. PABLO CHARVEL OROZCO (en lo sucesivo referido como el “ARRENDADOR”), y por otra parte FOOTPRINT MX, S. DE R.L. DE C.V. representada en este acto por el SR. OSCAR NATIVIDAD CORDER ABITIA, (en lo sucesivo referido como el “ARRENDATARIO”) y quo formalizan al tenor de las siguientes declaraciones y clausulas.	SECOND AMENDMENT TO LEASE AGREEMENT entered, into by and between INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V. herein represented by MR. PABLO CHARVEL OROZCO, (hereinafter referred to as “LESSOR”) as a first party, and FOOTPRINT MX, S. DE R.L. DE C.V., herein represented by MR. OSCAR NATIVIDAD CORDERO ABITIA (hereinafter referred to as “LESSEE”) as a second party, pursuant to the following recitals and clauses.

DECLARACIONES:	RECITALS:

El ARRENDADOR declara en este acto por conducto de su Apoderado, el señor PABLO CHARVEL OROZCO:	LESSOR hereby declares by means of Its Legal Representative, Mr. PABLO CHARVEL OROZCO:

I. Que el ARRENDADOR se encuentra debidamente representado por el Sr. PABLO CHARVEL OROZCO, quien tiene capacidad legal suficiente para actuar en su representación y para obligarla en los términos del presente Convenio Modificatorio a Contrato de Arrendamiento, según la Escritura Pública No, 80,532, libro 1,604, de fecha 11 de Marzo del 2020, pasada ante la fe del Lic. Joaquin Ignacio Mendoza Pertierra, Notario Público No. 62 de la eluded de México. Asimismo, el Sr. PABLO CHARVEL OROZCO manifiesta que tales facultades no le han lido revocadas ni limitadas en forma alguna.	I. That LESSOR is duly represented herein by MR. PABLO CHARVEL OROZCO, who has sufficient legal capacity to act ,on its name and representation and to bind it in terms of this Amendment to Lease Agreement, as evidenced in Public Instrument No. 80,532, book 1,604, dated March 11, 2020, executed before Attorney Joaquin Ignacio Mendoza Pertierra, Notary Public No. 62 in the city of Mexico. Furthermore, MR. PABLO CHARVEL OROZCO hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

II. Que el ARRENDADOR tiene su domicilio legal en Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.	II. That LESSOR has its legal address at Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.

El ARRENDATARIO declara en este acto por conducto de su Apoderado, el señor OSCAR NATIVIDAD CORDERO ABITIA:	LESSEE hereby declares by means of its Legal Representative, Mr. OSCAR NATIVIDAD CORDERO ABITIA:

III. Que el ARRENDATARIO se encuentra debidamente representado por el Sr. OSCAR NATIVIDAD CORDERO ABITIA, quien tiene capacidad legal suficiente para actuar en su representación y para obligarla en los términos del presente Convenio Modificatorio a Contrato de Arrendamiento, según la Escritura Pública No. 125,655, del volumen 3,333, de fecha 22 de Julio del 2018, otorgada ante el Licenciado Carlos EnrIquez de Rivera Castellanos, Notario Público número 9 de la ciudad de Mexicali, Baja California, México. Asimismo, el Sr. OSCAR NATIVIDAD CORDERO ABITIA manifiesta que tales facultades no le han sido revocadas ni limitadas en forma alguna.	III. That LESSEE is duly represented herein by MR. OSCAR NATIVIDAD CORDER() ABITIA, who has sufficient legal capacity to act on ifs name and representation and to bind it in terms of this Agreement, as evidenced in Public Instrument Number 125,655, volume 3,333, issued on July 22, 2018, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number 9 of the City of Mexicali, Baja California, Mexico. Furthermore, MR. OSCAR NATIVIDAD CORDERO ABITIA hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

IV. Que el domicilio en que tiene el principal asiento de sus operaciones es el ubicado en Carretera Mexicali Islas Agrarias Kilametro 10.5, Mariano Abasolo, en Mexicali, Baja California, Mexico, y que el Registro Federal de Contribuyenles del ARRENDATARIO es ERI-0548-3E6	IV. The address at which it has its principal place of business is located in Carretera Mexicali Islas Agrarias Kilometro 10.5, Mariano Abasolo, Mexicali, Baja California, Mexico, and LESSEE’S Federal Tax Payers Registry number is ER1-0548-3E6.

Ambas partes declaran de manera conjunta:	The Parties hereby declare jointly:

V. Que celebraron un Contrato de Arrendamiento, (en lo subsecuente referido como el “Contrato”), de fecha 01 de Agosto del 2019.	V. That they entered into a Lease Agreement (hereinafter referred to as the “Lease”), dated August 01, 2019.

VI. Que celebraron un Primer Convenio Modificatorio al Contrato de Arrendamiento el dia 01 de Julio del 2020.	VI. That they executed a First Amendment to the Lease Agreement on July 01, 2020.

VI. Que es su intención celebrar el presente Convenio Modificatorio al Contrato de Arrendamiento, tal y como se estipula a continuatión.	VI. That it is their intention to enter into this Amendment to Lease Agreement, as provided for herein.

De conformidad a todo lo anterior, las partes acuerdan las siguientes:	Pursuant to the above, the parties agree as follows:

CLAUSULAS:	CLAUSES:

PRIMERA. Definiciones. Los terminos aqui establecidos pero no definidos, tendron el mismo significado que lo establecido en el Contrato.	FIRST. Defined Terms. Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Lease.

SEGUNDA. Declaraciones. Se modifica la Declaratión VI del Contrato de Arrendamiento para quedar como sigue:	SECOND. Recitals. Recital VI of the Lease Agreement is modified to read as follows:

VI. Que es propietaria y puede disponer libremente de una porción de terreno, identificado como Lote 1, Manzana 5, del Parque Industrial Valle de Calafia, con una superficie total de 81,140.32 m2 (Ochenta y un mil ciento cuarenta punto treinta y dos metros cuadrados), equivalentes a 873,387.10 ft2 (Ochocientos setenta y fres mil trescientos ochenta y siente punto diez pies cuadrados), y de las mejoras construidas en el mismo y que se detallarán más ode/ante en el presente, incluyendo pero no limitado al edificio ubicado dentro de dicho parque industrial, identificado como Edificio Industrial VII.	VI. It is the owner and may freely dispose of a portion of land, described as Lot 1, Block 5, of Parque Industrial Valle de Calafia, with a total surface of 81,140.32 m2 (Eighty one thousand one hundred and forty point thirty two square meters), equivalent to 873,387.10 ft2 (Eight hundred seventy three thousand three hundred eighty seven point ten square feet), and of the improvements therein constructed, as ,detailed hereinafter in the present document, including but not limited to the building located within said industrial park, identified as Industrial Building W.

El alcance de este contrato constituye de una superficie construida de 17,889.30 m2 (Diecisiete mil ochocientos ochenta y nueve punto treinta metros cuadrados), equivalerites a 192,558.80 ft2 (Ciento noventa y dos mil quinientos cincuenta y ocho punto ochenta pies cuadrados), corresponcliente al area identificada come Edificio Industrial VII, que incluye ciento cuarenta y siete (147) espacios para estacionamiento de vehiculos, y quo corresponde al domicilio ubicado en; Avenida Valle de Calafia 80, Nave VII, Colonia Mariano Abasolo, C.P. 21600, Mexicali, Baja California, México.	The scope of this agreement constitutes a constructed area of 17,889.30 m2 (Seventeen thousand eight hundred eighty nine point thirty square meters), equivalent to 192558.80 ft2 (one hundred ninety two thousand five hundred and fifty eight point eighty square feet), corresponding to the area identified as Industrial Building VII, which includes one hundred and forty seven (147) vehicle parking spaces, and corresponds to the address located in; Avenida Valle de Calafia 80, Nave VII, Colonia Mariano Abasolo, C.P. 21600, Mexicali, Baja California, México.

Dicho edificio industrial, las mejoras establecidas en el presente contrato, y los espacios de estacionamiento que corresponden a dicho edificio, en lo sucesivo seran denominadas conjunta e indistintamente come la “Propiedad Arrendada”, y se especifican en el Anexo “D” que firmado de aceptacian con las mismas per las partes se anexa al presente contra to formando parte del mismo.	Said industrial building, improvements mentioned in this agreement and parking spaces corresponding to said building, are hereinafter referred collectively and indistinctively as the “Leased Property”, and are detailed in Exhibit “D” that duly accepted and executed by the parties is attached hereto and made a part hereof.

TERCERA. Vigencia y efectos legales. Ambas partes acuerdan y se obligan a mantener vigentes y respetar todos y coda uno de los Terminos y Condiciones establecidos en el Contrato de Arrendamiento, en todo aquello que no se contraponga a los térnminos del presente Convenio Modificatorio a Contrato de Arrendamiento.	THIRD. Full force and effect. Both parties hereby agree and are bound to keep in effect and honor ail and each one of the Terms and Conditions contained in the Lease, in all matters not contravening the terms of the present Amendment to Lease Agreement.

EN VIRTUD DE LO CUAL las partes ejecutan el presente convenlo modificatorio per duplicado en la ciudad de Mexicali, Baja California, el dfa veinticlos (22) de Septiembre del año dos mil veinte (2020).	IN WITNESS WHEREOF the parties execute this Amendment by duplicate, in the City of Mexicali, Baja California, on twenty two (22), of September year two thousand and twenty (2020).

ARRENDADOR:	LESSOR:

/s/ PABLO CHARVEL OROZCO	/s/ PABLO CHARVEL OROZCO
INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Representada PABLO CHARVEL OROZCO.	INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., PABLO CHARVEL OROZCO.

ARRENDATARIA:	LESSEE:

/s/ OSCAR NATIVIDAD CORDERO ABITIA	/s/ OSCAR NATIVIDAD CORDERO ABITIA
FOOTPRINT MX, S. DE R.L. DE C.V., OSCAR NATIVIDAD CORDERO ABITIA.	FOOTPRINT MX, S. DE R.L. DE C.V., OSCAR NATIVIDAD CORDERO ABITIA.

TESTIGOS:	WITNESSES:

/s/ [witness signature]	/s/ [witness signature]